                                                                    Exhibit 99.1

                                         07-13-07A08:39 RCVD
                                         Donna Cole
                                         Tribal Court Clerk

                          ST. REGIS MOHAWK TRIBAL COURT

MARLENE ARQUETTE, DICK PETERS,          )
BENNETTE WHITE, LOUIS GRAY, ROY         )      Case No.: 00-CI-0133GN
TARBELL, DAVID LAZORE, TROY LAZORE,     )
HENRY GIBSON, MATT DAVID, RANDY         )
CONNORS, PATTY LAZORE MANCUSO, NOEL     )
WHITE, CAROLYN TARBELL, ELLENE          )
HERNE, GLENN HILL SR., BARBARA          )
LAZORE, PHIL TARBELL, KERNEY COLE,      )      ORDER
MARY DIANNE LAZORE, RUSSELL LAZORE,     )      -----
JOANNE KING, RENA SMOKE, CHARLIE        )
TERRANCE, ERMA WHITE MOORE, LOIS        )
THOMAS, AND CAROL HERNE, On Behalf      )      Hon. Wes Williams Jr.
of Themselves and All Others            )
Similarly Situated,                     )
                                        )
  PLAINTIFFS-JUDGMENT CREDITORS,        )
                                        )
v.                                      )
                                        )
PARK PLACE ENTERTAINMENT                )
CORPORATION and CLIVE CUMMIS,           )
                                        )
   DEFENDANTS-JUDGMENT DEBTORS.         )
                                        )
----------------------------------------)

      WHEREAS,  on or about April 26, 2000,  twenty-six  enrolled members of the
St.  Regis  Mohawk  Tribe,  on behalf of  themselves  and all  others  similarly situated  (hereinafter  collectively  "Plaintiffs"  or "the  Plaintiff  Class"),
commenced  an  action  in  this  Court   against,   among  others,   Park  Place
Entertainment  Corporation  (hereinafter  "Park  Place")and  its former  General
Counsel, Clive Cummis.

      WHEREAS,  the original  complaint was served on Defendants in May 2000. On
May 12, 2000, Defendants' counsel of record, Dennis J. Block, Esq., submitted an application to the St. Regis Mohawk Tribal Court Bar  Association to be admitted to practice  before this Court.  Defendants'  attorney  agreed to submit to this
Court's jurisdiction and contempt powers and swore an oath to uphold the Tribe's laws. On June 1, 2000, Defendants' attorney entered a

personal  appearance  on their  behalf by filing a motion to  dismiss  the class action complaint,  invoking this Court's jurisdiction and seeking a dismissal on the merits,  in addition to contending that this Court was "an invalid  judicial forum")  without  authority  and power to act.  Shortly  thereafter,  and before
Plaintiffs  had time to respond to  Defendants'  motion to  dismiss,  Defendants abandoned  their defense of the action and, on June 2, 2000,  filed an action in the United States  District Court for the Northern  District of New York seeking to enjoin this Court's  proceedings.  On September  18, 2000,  the United States
District  Court  dismissed  Defendants'  action,  holding that it lacked subject matter  jurisdiction  to determine  whether this Court was a valid tribal forum.
The United States District Court further  concluded that the underlying  dispute in the Tribal Court litigation appeared to be "of the type where jurisdiction in a Tribal Court would generally be proper." Thereafter, on September 30, 2000, an
Amended  Complaint was filed in the Tribal Court action,  adding Defendants Paul
Thompson,  Hilda  Smoke,  and Alma  Ransom  as  named  Defendants  against  whom declaratory  relief  was  sought.  As a  result  of the  filing  of the  Amended
Complaint, this Court subsequently dismissed Defendants' motion to dismiss.

      WHEREAS, Defendants thereafter wholly abandoned their defense of the class action,  failing to answer the  Amended  Complaint  and failing to appear at the ensuing hearing on Plaintiffs' motion for an entry of default.

      WHEREAS,  by order dated  January 31, 2001,  this Court issued an entry of default against Defendants.

      WHEREAS,  by order dated  March 8, 2001,  this Court  determined  that the
"applicable  law for the suit  regarding the  maintenance  of a class action" is
CPLR  article 9 and that "St.  Regis  Mohawk  Tribal  law will  govern all other issues."

      WHEREAS,  by order dated March 16, 2001,  this Court  granted  Plaintiffs'
motion for class  certification and defined the class as all enrolled members of the St. Regis Mohawk Tribe.

      WHEREAS,  by order dated March 20, 2001,  and upon  Defendants'  continued
neglect to defend the class action,  this Court granted Plaintiffs' motion for a default judgment against  Defendants;  declared the management  contract entered into between Park Place and Defendants Ransom, Smoke and Thompson to be null and void;  ordered  Defendants Park Place and Clive Cummis to pay Plaintiffs  $1.782
billion in actual damages; ordered Defendants Park Place and Clive Cummis to pay
Plaintiffs' costs and disbursements; and ordered Defendants Park Place and Clive
Cummis to pay  punitive  damages in the amount of $5  million  (hereinafter  the
"Default Judgment Order").

      WHEREAS,  due and proper notice of each step of the above  proceedings was given to the defendants in this action;

      WHEREAS,  Defendants  Park Place and Clive Cummis  failed to file a timely appeal of the Default  Judgment  Order to the St. Regis  Mohawk  Tribal Court of
Appeals.

      WHEREAS, in or about January 2004, Park Place changed its name to Caesars
Entertainment, Inc. ("Caesars").

                                        2

      WHEREAS,  in or about July 2004,  Caesars,  Harrah's  Entertainment,  Inc.
("Harrah's"),  and Harrah's Operating Company,  Inc. ("Harrah's  Operating"),  a
wholly-owned  subsidiary  of Harrah's,  entered  into an  Agreement  and Plan of
Merger, providing for the merger of Caesars into Harrah's Operating, which would be the surviving corporation.

      WHEREAS,  on June 13,  2005,  the merger  agreement  was  consummated  and
Caesars merged with and into Harrah's Operating. As a consequence of the merger,
Harrah's  Operating has assumed all of the rights and  obligations of Park Place and  Caesars,  including  any debts  Park  Place  and  Caesars  owe to  judgment creditors.

      WHEREAS,  on June 21, 2007,  following a hearing,  this Court approved the joint  application of the Plaintiff Class and the Catskill  Litigation Trust for
assignment of the Default  Judgment  Order to the Catskill  Litigation  Trust in
exchange for a fifty  percent  beneficial  interest in the  Catskill  Litigation
Trust.

      WHEREAS, on June 21, 2007, pursuant to a Stipulation filed with this Court by counsel  for the  Plaintiff  Class and the  Catskill  Litigation  Trust,  the
caption of this  proceeding  was amended by redacting  the names of Alma Ransom,
Hilda Smoke,  and Paul Thompson,  against whom no monetary relief was granted in the Default Judgment Order.

      WHEREAS,  by Notice of Motion filed with this Court on June 22, 2007,  the
Litigation  Trustees of the  Catskill  Litigation  Trust,  as  assignees  of the
Default  Judgment Order,  moved this Court for an order (1) amending the caption of the Default Judgment Order by substituting "Harrah's Operating Company, Inc."
for "Park Place Entertainment Corporation" as the first-named Defendant/Judgment
Debtor and (2) declaring that the  applicable  law regarding the  calculation of interest on the Default  Judgment Order is New York Civil Practice Law and Rules
(CPLR) sections 5003 and 5004.

      WHEREAS,  on June 22, 2007, a copy of the Notice of Motion and  supporting
Affidavit of Dennis C. Vacco were served on Dennis J. Block, Esq., as counsel of record for Defendants Park Place Entertainment  Corporation and Clive Cummis, by
certified mail, return receipt requested.

      WHEREAS,  on June 25, 2007, a copy of the Notice of Motion and  supporting
Affidavit of Dennis C. Vacco were served on Harrah's  Operating  Company care of
William Buffalo, Esq., one of Harrah's Assistant Corporate Counsel via overnight delivery service.

      WHEREAS,  on June 25,  2007,  personal  service  was  effected on Harrah's
Operating  Company by  delivery  a copy of the  Notice of Motion and  supporting
Affidavit of Dennis C. Vacco to Harrah's  Operating  Company's  registered agent for service of process at 80 State Street, Albany, New York.

      WHEREAS,  on June 26,  2007,  personal  service  was  effected on Harrah's
Operating  Company by delivering a copy of Notice of Motion to the process agent of  the  corporation,  Mary  Drummond,  at  2711  Centerville  Rd.,  Wilmington,
Delaware.

                                       3

      WHEREAS,  by order dated June 29, 2007, this Court scheduled a hearing for
July 9, 2007 at 9:00 AM on the Catskill  Litigation  Trust's motion to (1) amend the caption of the Default  Judgment Order by substituting  "Harrah's  Operating
Company,  Inc." for "Park Place  Entertainment  Corporation"  as the first-named
Defendant/Judgment   Debtor  and  (2)  determine  the  law   applicable  to  the
calculation of interest on the Default  Judgment  Order.  The  scheduling  order directed that any pleadings  addressing the motion be filed with the Court on or before 5:00 PM on July 8, 2007.

      WHEREAS,  on July 2, 2007, a copy of the  scheduling  order was served via overnight  delivery  service  on  Harrah's  Operating  Company,  care of William
Buffalo,  Esq., as well as on Dennis J. Block,  Esq.,  counsel of record for the named Defendants.

      WHEREAS,  on July 3,  2007,  courtesy  copies  of the  Notice  of  Motion, supporting  Affidavit of Dennis C. Vacco and this Court's  scheduling order were sent to Clive Cummis via overnight delivery service.

      WHEREAS,  neither this Court nor the moving party  received any  pleadings from the  Defendants/Judgment  Debtors at any time prior to the  commencement of the scheduled hearing.  Furthermore,  the Defendants/Judgment  Debtors failed to contact the Court as directed  in the  aforementioned  Order of June 29, 2007 to obtain the teleconference information.

      WHEREAS,  the attorney  representing the Plaintiffs advised the Court that on July 6, 2007,  he provided the  teleconference  information  to Mr. Block via email and included a telephone  number to which a facsimile  transmission of any responding papers could be sent by 5:00 PM on July 8, 2007.

      WHEREAS,  on July 9, 2007,  this Court  held a  telephonic  hearing on the pending  motion  to (1) amend  the  caption  of the  Default  Judgment  Order by substituting  "Harrah's  Operating Company,  Inc." for "Park Place Entertainment
Corporation" as the first-named  Defendant/Judgment Debtor and (2) determine the law  applicable to the  calculation of interest on the Default  Judgment  Order.
Harrah's  Operating Company,  Clive Cummis,  attorney Buffalo and attorney Block all  failed to  participate  in the  hearing or  otherwise  submit any papers in opposition to the pending motion.

      WHEREAS,  this Court possesses  inherent authority to amend the caption of the Default Judgment Order to reflect that Harrah's  Operating  Company,  as the successor in interest through merger to Park Place Entertainment Corporation, is now a judgment debtor.

      WHEREAS,  the rate of  interest  earned on unpaid  money  judgments  under
Tribal  law has never  previously  been  determined  by this  Court and there is nothing in the United States  Constitution or federal Indian law that deals with the rate of interest earned on money judgments issued by Tribal Courts. Further, no  unwritten  law,  custom or  tradition of the St. Regis Mohawk Tribe has been presented to this court as guidance on this issue.

                                       4

      WHEREAS,  this Court may, in the absence of any applicable  written Tribal law and in the  exercise of its  discretion,  apply New York State law as Tribal law for the purpose of determining the interest  earned on the Default  Judgment
Order.

      NOW,  THEREFORE,  based upon the facts adduced at the hearing,  the papers submitted in support of the motion,  and the proceedings  heretofore had herein, it is hereby

      ORDERED,  that the  caption of the  Default  Judgment  Order is amended to substitute  "Harrah's  Operating  Company,  Inc." for "Park Place  Entertainment
Corporation" as a named Defendant/Judgment Debtor; and it is further

      ORDERED,  ADJUDGED AND  DECLARED,  that  sections 5003 and 5004 of the New
York Civil Practice Law and Rules shall be applied as Tribal law for the purpose of calculating  interest on the Default  Judgment Order.  Pursuant to CPLR 5004,
interest on the Default  Judgment  Order  shall be  calculated  from the date of entry of the  Default  Judgment  Order at the annual rate of nine  percent.  The annual interest on the  $1,787,000,000  Default  Judgment Order is $160,830,000.
Interest will continue to accrue until the Default  Judgment Order is satisfied.
As  measured  from the March 20,  2001 date of entry  until July 9, 2007,  total accrued interest on the Default Judgment Order is $1,013,889,945.54.

      DONE AND DATED this 12th day of July 2007.

                              By: /s/ Wes Williams Jr.
                                  ----------------------------------------------
                                  Wes Williams Jr.
                                  Chief Tribal Court Judge
                                  St. Regis Mohawk Tribal Court